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                   SECURITIES AND EXCHANGE COMMISSION


                        WASHINGTON, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15 (d)
                of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)    May 19, 1999
                                                -----------------------------


                      JACKSONVILLE BANCORP, INC.
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 TEXAS                           0-28070                         75-2632781
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(State ofIncorporation)        (Commission File No.)               (IRS No)



  COMMERCE AND NECHES STREET           JACKSONVILLE, TEXAS          75766
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 (Address of Principal Executive Offices)                        (Zip Code)



                                 (903) 586-9861
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              (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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       (Former Name or Former Address, If Changed Since Last Report)
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Item 5.   Other Events
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated May 19, 1999
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                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          JACKSONVILLE BANCORP, INC.



Date: 5/19/99                             By: /s/Jerry Chancellor
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                                              Jerry Chancellor
                                              President
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